UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06719

Sterling Capital Funds (formerly, BB&T Funds)

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President Sterling Capital Funds (formerly, BB&T Funds) 434 Fayetteville Street Mall, 5th Floor Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

EQUITY  INDEX  FUND

CLASS	A	SHARES
CLASS	B	SHARES
CLASS	C	SHARES

INSTITUTIONAL CLASS SHARES

DECEMBER 31, 2010

Sterling Capital Funds (See Note 1)

Notice of Privacy Policy & Practices

Sterling Capital recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers1 from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institutional.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

[1]

For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

LETTER FROM THE INVESTMENT ADVISOR

Dear Shareholders,

We are pleased to present this annual report for the Sterling Capital Equity Index Fund (formerly known as BB&T Equity Index Fund), covering the 12-month period through December 31, 2010. In 2010, stocks continued the choppy advance they began in 2009. Domestic equity markets posted double-digit percentage gains for the second consecutive year, with the S&P 500® Index1 advancing 15.1% and the Dow Jones Industrial Average gaining 14.1% — the latter closing the year at a level not seen since before the collapse of Lehman Brothers in late 2008.

The early months of 2010 saw stocks generally move higher as the 2009 recovery trend continued into the New Year. Preliminary signs of improvement in employment and strong corporate earnings provided an additional boost.

The market pulled back in the middle months of 2010, however. Stalled job growth and the sovereign debt crisis in Greece and other peripheral European countries led to renewed fears of a double-dip recession, resulting in a double-digit market correction.

Nevertheless, equity markets rebounded as fears of another recession receded and job growth improved. The Federal Reserve’s second round of quantitative easing measures and an extension of the Bush-era tax cuts provided additional support to the markets.

Thank you for selecting the Sterling Capital Equity Index Fund. We look forward to serving your investment needs during the months and years ahead.

Sincerely,

Jeffrey J. Schappe, CFA

Chief Investment Officer

Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund or Master Portfolio. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (formerly known as BB&T Asset Management, Inc.) (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (formerly known as the BB&T Funds) and is paid a fee for its services. Shares of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, Inc. (formerly known as BB&T AM Distributors, Inc.). The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

STERLING CAPITAL EQUITY INDEX FUND (SEE NOTE 1)

INVESTMENT ADVISERS

BlackRock Fund Advisors, a subsidiary of BlackRock, Inc. (S&P 500® Stock Master Portfolio), Sterling Capital Management LLC (formerly known as BB&T Asset Management, Inc.) (Sterling Capital Equity Index Fund)

Unlike many traditional, actively managed investment funds, there is no single portfolio manager who makes investment decisions for the Sterling Capital Equity Index Fund (the “Fund”). Instead, the Fund invests substantially all of its assets in the S&P 500® Stock Master Portfolio (the “Master Portfolio”) which is managed by a team of investment professionals from BlackRock Fund Advisors, who use a specially designed software program to maintain a close match to the characteristics of the S&P 500® Index.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities held by the Master Portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The performance of the Fund is expected to be lower than that of the S&P 500® Index because of Fund fees and expenses.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Investing in an index fund such as ours is based on the belief that it’s very difficult to ‘beat the market’ on a consistent basis. Our approach, then, is to take advantage of the stock market’s long-term growth potential, while managing costs, to help shareholders potentially build wealth over time. We believe the Fund is an excellent tool for novice and experienced investors alike, and can serve as the foundation of most equity investors’ asset allocation strategies.”

Q. How did the Fund perform during the 12-month period between January 1, 2010 and December 31, 2010?

A. The Fund returned 7.49% while the S&P 500 Index returned 15.06%.

Q. What factors affected the Fund’s performance?

A. The Fund seeks to approximate, as closely as possible, the performance of the capitalization-weighted S&P 500 Index. Stocks generally performed well early in the period, as investors were encouraged by early job growth and strong corporate earnings. However, a double-digit correction occurred midway through the period when stalled job growth and the resurfacing of the European debt crisis led to fears of a double-dip recession.

Those fears largely receded in the third quarter as job growth restarted and the Federal Reserve announced a second round of quantitative easing. Stocks rallied through year end, generally finishing the 12-month period with strong returns.

All 10 sectors in the S&P 500® Index posted gains for the period, with the strongest return posted by the consumer discretionary sector at 26.73%. The industrials, materials and energy sectors posted similarly strong returns. Although positive, health care (2.90%) and utilities (5.46%) were the weakest performing sectors of the group.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month’s end, please visit www.sterlingcapitalfunds.com.

STERLING CAPITAL EQUITY INDEX FUND (SEE NOTE 1)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

[1]

The Fund is measured against the S&P 500® Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. Performance data for the S&P 500® Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]

The performance shown reflects the reinvestment of all dividend and capital gains distributions but does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or redemptions. The performance has been adjusted to reflect the deduction of fees for services associated with the Fund, such as investment management and fund accounting fees.

[3]

Performance for Class C Shares prior to their inception date on 5/1/01 is based on the historical performance of Class B Shares and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

[4]	Performance for Institutional Class Shares prior to their inception date on 5/1/07 is based on historical performance of Class A Shares.

A portion of the Fund’s fees have been reduced. If the fees had not been reduced, the Fund’s total return would have been lower.

Portfolio Holdings Summary

(Unaudited)

Investment Type	% of Investment
S&P 500 Stock Master Portfolio	100.00%

For a summary of the S&P 500 Stock Master Portfolio’s holdings, please see the accompanying financial statements of the S&P 500 Stock Master Portfolio.

Expense Examples (Unaudited)

As a shareholder of the Sterling Capital Equity Index Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and sales and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio** During Period 7/1/10 - 12/31/10
Sterling Capital Equity Index Fund	Class A	$1,000.00	$1,228.30	$5.34	0.95%
	Class B	1,000.00	1,222.90	9.52	1.70%
	Class C	1,000.00	1,222.90	9.47	1.69%
	Institutional Class	1,000.00	1,230.20	3.93	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio during the period, multiplied by the average account value over the period, multiplied by 184 (the number of days in the period), then divided by 365.
**	The annualized expense ratio includes expenses allocated from the Master Portfolio.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio ** During Period 7/1/10 - 12/31/10
Sterling Capital Equity Index Fund	Class A	$1,000.00	$1,020.42	$4.84	0.95%
	Class B	1,000.00	1,016.64	8.64	1.70%
	Class C	1,000.00	1,016.69	8.59	1.69%
	Institutional Class	1,000.00	1,021.68	3.57	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio during the period, multiplied by the average account value over the period, multiplied by 184 (the number of days in the period), then divided by 365.
**	The annualized expense ratio includes expenses allocated from the Master Portfolio.

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Statement of Assets and Liabilities
December 31, 2010
Assets:
Investment in S&P 500 Stock Master Portfolio, at value (See Note 1)	$28,017,689
Receivable for capital shares issued	3,796
Prepaid expenses	4,281

Total Assets	28,025,766

Liabilities:
Payable for capital shares redeemed	7,242
Accrued expenses and other payables:
Administration fees	2,406
Compliance service fees	30
Distribution fees	7,291
Fund accounting fees	8,143
Printing fees	15,805
Professional fees	24,328
Other	1,139

Total Liabilities	66,384

Net Assets:	$27,959,382

Net Assets Consist of:
Capital	$32,049,675
Accumulated undistributed net investment income	4,461
Accumulated realized loss from investment transactions	(14,329,136)
Net unrealized appreciation/depreciation on investments and futures contracts	10,234,382

Net Assets	$27,959,382

Net Assets
Class A Shares	$19,003,675
Class B Shares	3,588,201
Class C Shares	178,513
Institutional Class Shares	5,188,993

Total	$27,959,382

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	2,251,847
Class B Shares	432,618
Class C Shares	21,348
Institutional Class Shares	615,803

Total	3,321,616

Net Asset Value
Class A Shares — redemption price per share	$8.44
Class B Shares — offering price per share*	8.29
Class C Shares — offering price per share*	8.36
Institutional Class Shares — offering and redemption price per share	8.43

Maximum Sales Charge — Class A Shares	5.75%

Maximum Offering Price (100%/(100% – Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share — Class A Shares	$8.95

*	Redemption price per share varies by length of time shares are held.

Statement of Operations
For the Year Ended December 31, 2010
Other Income and Net Investment Income Allocated from Master Portfolio:
Dividend income	$580,730	(a)
Interest income	1,890	(a)
Securities lending income	10,562	(a)
Other income	17,810
Expenses(b)	(14,412	)(a)

Other Income and Net Investment Income Allocated from Master Portfolio	596,580

Expenses:
Distribution fees — Class A Shares	100,180
Distribution fees — Class B Shares	42,014
Distribution fees — Class C Shares	1,459
Administration fees (See Note 3)	29,725
Fund accounting fees	48,089
Compliance service fees (See Note 3)	366
Custodian fees	1,421
Printing fees	31,979
Professional fees	33,816
Registration fees	12,185
Transfer agent fees (See Note 3)	14,971
Trustees fees	2,179
Other	8,313

Gross expenses	326,697
Less expenses reimbursed by the Investment Advisor	(2,539)
Less expenses waived by the Distributor (See Note 3)	(50,090)
Less expenses waived by the Trustees (See Note 3)	(103)

Net Expenses	273,965

Net Investment Income	322,615

Realized and Unrealized Gain (Loss) Allocated from Master Portfolio:
Net realized gains (losses) from:
Investment transactions	(3,621,201	)(a)
Futures contracts	57,032	(a)
Change in unrealized appreciation/depreciation on:
Investment transactions	6,882,372	(a)
Futures contracts	6,157	(a)

Net realized/unrealized gains allocated from Master Portfolio	3,324,360

Change in net assets from operations	$3,646,975

(a)	Allocated from the S&P 500 Stock Master Portfolio.
(b)	Expenses allocated from the S&P 500 Stock Master Portfolio are shown net of any fee reductions.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Statements of Changes in Net Assets
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Investment Activities:
Operations:
Net investment income	$322,615	$300,386
Net realized losses from investment transactions and futures contracts	(3,564,169)	(1,747,304)
Change in unrealized appreciation/depreciation from investments and futures contracts	6,888,529	8,692,879

Change in net assets from operations	3,646,975	7,245,961

Distribution to Class A Shareholders:
Net investment income	(239,156)	(212,221)
Return of Capital	—	(27,825)
Distributions to Class B Shareholders:
Net investment income	(17,214)	(31,602)
Return of Capital	—	(4,144)
Distributions to Class C Shareholders:
Net investment income	(825)	(648)
Return of Capital	—	(85)
Distributions to Institutional Class Shareholders:
Net investment income	(67,461)	(48,018)
Return of Capital	—	(6,296)

Change in net assets from shareholder distributions	(324,656)	(330,839)

Capital Transactions:
Proceeds from shares issued
Class A Shares	6,595,946	4,163,581
Class B Shares	—	161,021
Class C Shares	57,862	24,467
Institutional Class Shares	1,564,255	84,480
Distributions reinvested
Class A Shares	238,110	238,252
Class B Shares	16,845	35,140
Class C Shares	825	733
Institutional Class Shares	64,687	46,028
Value of shares redeemed
Class A Shares	(9,375,186)	(4,684,997)
Class B Shares	(2,171,164)	(2,457,950)
Class C Shares	(21,177)	(14,834)
Institutional Class Shares	(289,358)	(46,130,780)

Change in net assets from capital transactions	(3,318,355)	(48,534,859)

Change in net assets	3,964	(41,619,737)
Net Assets:
Beginning of Year	27,955,418	69,575,155

End of Year	$27,959,382	$27,955,418

Accumulated undistributed net investment income	$4,461	$4,574

Share Transactions:
Issued
Class A Shares	865,486	663,583
Class B Shares	—	29,841
Class C Shares	7,431	3,813
Institutional Class Shares	198,152	12,030
Reinvested
Class A Shares	30,745	37,326
Class B Shares	2,191	5,891
Class C Shares	107	119
Institutional Class Shares	8,361	7,252
Redeemed
Class A Shares	(1,208,181)	(748,418)
Class B Shares	(290,041)	(398,133)
Class C Shares	(2,790)	(2,167)
Institutional Class Shares	(37,937)	(7,422,573)

Change in shares	(426,476)	(7,811,436)

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Financial Highlights, Class A Shares

   The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net Asset Value, Beginning of Year	$7.49	$6.05	$9.85		$9.52	$8.39

Investment Activities:
Net investment income(a)(b)	0.09	0.08	0.15		0.13	0.12
Net realized and unrealized gains (losses) from investments(a)	0.96	1.45	(3.80)		0.33	1.14

Total from Investment Activities	1.05	1.53	(3.65)		0.46	1.26

Distributions:
Net investment income	(0.10)	(0.08)	(0.15)		(0.13)	(0.13)
Return of capital	—	(0.01)	(0.00	)(c)	—	—

Total Distributions	(0.10)	(0.09)	(0.15)		(0.13)	(0.13)

Net Asset Value — End of Year	$8.44	$7.49	$6.05		$9.85	$9.52

Total Return (excludes sales charge)	14.09%	25.60%	(37.35)%		4.85%	15.15%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$19,004	$19,191	$15,795		$30,845	$106,833
Ratio of net expenses to average net assets(a)	0.93%	1.00%	0.54%		0.61%	0.58%
Ratio of net investment income to average net assets(a)	1.20%	1.27%	1.79%		1.36%	1.40%
Ratio of expenses to average net assets*(a)	1.18%	1.25%	0.79%		0.86%	0.84%
Portfolio turnover rate(d)	9%	5%	8%		7%	14%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Financial Highlights, Class B Shares

   The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net Asset Value, Beginning of Year	$7.35	$5.94		$9.67		$9.36	$8.25

Investment Activities:
Net investment income(a)(b)	0.03	0.03		0.09		0.06	0.06
Net realized and unrealized gains (losses) from investments(a)	0.94	1.42		(3.73)		0.32	1.12

Total from Investment Activities	0.97	1.45		(3.64)		0.38	1.18

Distributions:
Net investment income	(0.03)	(0.04)		(0.09)		(0.07)	(0.07)
Return of capital	—	(0.00	)(c)	(0.00	)(c)	—	—

Total Distributions	(0.03)	(0.04)		(0.09)		(0.07)	(0.07)

Net Asset Value — End of Year	$8.29	$7.35		$5.94		$9.67	$9.36

Total Return (excludes sales charge)	13.30%	24.58%		(37.83)%		4.06%	14.35%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$3,588	$5,298		$6,432		$13,279	$14,765
Ratio of net expenses to average net assets(a)	1.67%	1.76%		1.30%		1.37%	1.33%
Ratio of net investment income to average net assets(a)	0.42%	0.55%		1.05%		0.65%	0.65%
Ratio of expenses to average net assets*(a)	1.68%	1.76%		1.30%		1.37%	1.34%
Portfolio turnover rate(d)	9%	5%		8%		7%	14%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Financial Highlights, Class C Shares

   The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net Asset Value, Beginning of Year	$7.42	$6.00	$9.76		$9.44	$8.32

Investment Activities:
Net investment income(a)(b)	0.04	0.03	0.08		0.06	0.06
Net realized and unrealized gains (losses) from investments(a)	0.94	1.44	(3.76)		0.33	1.12

Total from Investment Activities	0.98	1.47	(3.68)		0.39	1.18

Distributions:
Net investment income	(0.04)	(0.04)	(0.08)		(0.07)	(0.06)
Return of capital	—	(0.01)	(0.00	)(c)	—	—

Total Distributions	(0.04)	(0.05)	(0.08)		(0.07)	(0.06)

Net Asset Value — End of Year	$8.36	$7.42	$6.00		$9.76	$9.44

Total Return (excludes sales charge)	13.28%	24.60%	(37.84)%		4.15%	14.28%

Ratios/Supplementary Data:
Net Assets, End of Year (000’s)	$179	$123	$89		$308	$281
Ratio of net expenses to average net assets(a)	1.68%	1.74%	1.30%		1.37%	1.32%
Ratio of net investment income to average net assets(a)	0.46%	0.52%	0.95%		0.66%	0.64%
Ratio of expenses to average net assets*(a)	1.69%	1.74%	1.30%		1.37%	1.33%
Portfolio turnover rate(d)	9%	5%	8%		7%	14%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Financial Highlights, Institutional Class Shares

   The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Period May 1, 2007 to December 31, 2007(a)
Net Asset Value, Beginning of Period	$7.48	$6.02	$9.81		$9.95

Investment Activities:
Net investment income(b)(c)	0.11	0.10	0.17		0.12
Net realized and unrealized gain (losses) from investments(b)	0.96	1.47	(3.79)		(0.13)

Total from Investment Activities	1.07	1.57	(3.62)		(0.01)

Distributions:
Net investment income	(0.12)	(0.10)	(0.17)		(0.13)
Return of capital	—	(0.01)	(0.00	)(d)	—

Total Distributions	(0.12)	(0.11)	(0.17)		(0.13)

Net Asset Value — End of Period	$8.43	$7.48	$6.02		$9.81

Total Return	14.41%	26.36%	(37.24)%		(0.11	)%(e)

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$5,189	$3,343	$47,259		$73,382
Ratio of net expenses to average net assets(b)	0.68%	0.72%	0.30%		0.41	%(f)
Ratio of net investment income to average net assets(b)	1.46%	1.66%	2.08%		1.79	%(f)
Ratio of expenses to average net assets*(b)	0.69%	0.72%	0.30%		0.41	%(f)
Portfolio turnover rate(g)	9%	5%	8%		7	%(e)

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Period from commencement of operations. The Intitutional Class Shares of the Equity Index Fund commenced operations on May 1, 2007.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	Per share net investment income has been calculated using the daily average shares method.
(d)	Less than (0.01) per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Notes to the Financial Statements

December 31, 2010

1.	Organization:

The BB&T Equity Index Fund commenced operations on September 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment company. The BB&T Equity Index Fund is a separate series of the BB&T Funds, a Massachusetts business trust organized in 1992. Effective February 1, 2011, the BB&T Equity Index Fund was renamed the Sterling Capital Equity Index Fund (the “Fund”) and BB&T Funds was renamed Sterling Capital Funds (the “Trust”). With respect to these financial statements whenever the full name of the Fund or Trust is utilized, they will be referred to as the Sterling Capital Equity Index Fund and Sterling Capital Funds, respectively. The Fund invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio”) of the Master Investment Portfolio (“MIP”), a diversified open-end management investment company registered under the 1940 Act, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. BlackRock Fund Advisors serves as investment advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s interest of 1.30% in the net assets of the Master Portfolio at December 31, 2010.

The Fund is authorized to issue an unlimited number of shares. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Class Shares. Class A Shares of the Fund have a maximum sales charge of 5.75% as a percentage of the original purchase price. Purchases of $1 million or more in Class A Shares will not be subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price if the shares are redeemed within two years after purchase. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver, and then redeem their shares within two years after purchase: (i) employees of Sterling Capital Funds, BB&T Corporation and its affiliates, (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares, and (iii) shareholders who purchased shares online at www.sterlingcapitalfunds.com. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. The Class B Shares of the Fund are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class B Shares are no longer available for new purchases. Class C Shares of the Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Institutional Class Shares of the Fund are offered without any front-end sales charge and without any CDSC.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Security Valuation — The Fund records its investments in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Continued

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2010

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended December 31, 2010, there were no changes to the valuation policies and procedures.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 — Quoted Inputs	Level 2 — Other Significant Observable Inputs	Level 3 — Other Significant Unobservable Inputs	Total Fair Value
Investment in Master Portfolio	$28,017,689	$—	$—	$28,017,689

Distributions to Shareholders — Distributions from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., expiration of capital loss carryforwards and return of capital distribution received from securities held), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. The following permanent difference amounts have been reclassified to/from the following accounts as of December 31, 2010:

Undistributed Net Investment Income	Accumulated Realized Gains	Paid-in Capital
$1,928	$3,648,593	$(3,650,521)

Expenses and Allocation Methodology — Expenses directly attributable to a class of shares are charged to that class. Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a Fund are allocated proportionately among the Trust daily in relation to the net assets of each series of the Trust or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and BB&T Variable Insurance Funds are allocated across the Trust and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Securities Transactions and Income Recognition — The Fund records daily its proportionate interest in the net investment income and realized/unrealized capital gains and losses of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio.

Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code

Continued

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2010

of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Related Party Transactions:

Effective October 1, 2010, BB&T Asset Management, Inc. (“BB&TAM”) merged with and into Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”). Effective October 1, 2010, Sterling Capital provides investment advisory services to the Fund. Prior to October 1, 2010, BB&TAM, a wholly owned subsidiary of BB&T, provided investment advisory services to the Fund. The merger automatically terminated the existing agreement with BB&TAM and the Fund. The Board of Trustees (the “Board”) and the shareholders of the Fund approved a new investment advisory agreement between the Fund and Sterling Capital. The terms of the new agreement are substantially identical to those of the existing agreement with no changes in services or fees. The new agreements became effective October 1, 2010.

Under its Investment Advisory Agreement with respect to the Fund, Sterling Capital exercises general oversight over the investment performance of the Fund. Sterling Capital will advise the Board if investment of all of the Fund’s assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund’s investment objective. For periods in which all of the Fund’s assets are not invested in the Master Portfolio, Sterling Capital may receive an investment advisory fee from the Fund. For the year ended December 31, 2010, all of the Fund’s investable assets were invested in the Master Portfolio and Sterling Capital received no advisory fees.

Sterling Capital serves as the administrator to the Fund pursuant to the administration agreement. The Fund pays its portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Trust and the BB&T Variable Insurance Funds at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration fees”. Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc., formerly PNC Global Investment Servicing (U.S.) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as sub-administrator to the Fund subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Fund’s transfer agent and receives compensation by the Fund for these services. Expenses incurred are reflected on the Statement of Operations as “Transfer agent fees”.

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by Sterling Capital. However, the Fund reimburses Sterling Capital for its allocable portion of the CCO’s salary. Expenses incurred for the Fund are reflected on the Statement of Operations as “Compliance service fees”.

The Fund has adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, Inc. (the “Distributor”) (formerly known as BB&T AM Distributors, Inc.) serves as distributor to the Fund pursuant to an underwriting agreement effective as of April 23, 2007. The Plan provides for payments to the Distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively. The Distributor contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Fund to 0.25% throughout the period covered by this report. Distribution fees totaling $50,090 were waived for the fiscal year ended December 31, 2010. Distribution fee waivers are included in the Statement of Operations as “Less expenses waived by the Distributor”, and these waivers are not subject to recoupment in subsequent fiscal periods. The Distributor is entitled to receive commissions on sales of shares of the Fund. For the fiscal year ended December 31, 2010, the Distributor received $575 from commissions earned on sales of shares of the Fund. Commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2010 were $535. The fees may be used by the Distributor to pay banks, broker, dealers and other institutions, including affiliates of the Advisor.

The Advisor and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the

Continued

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2010

sales charge, Rule 12b-1 fees, and service fees paid by the Fund. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of the shares.

Certain Officers and Trustees of the Fund are affiliated with the Advisor, the Administrator, or the Sub-Administrator. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement of certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives $1,000 for each meeting over which he or she presides as chairman. The fees are allocated across the Trust and BB&T Variable Insurance Funds based upon relative net assets. During the fiscal year ended December 31, 2010, actual Trustee compensation was $289,000 in total from the Trust, of which $1,877 was allocated to the Fund. On February 23, 2010, the Trustees voluntarily waived a fee of $3,000 for the special telephonic audit committee meeting. Trustee fee waivers are included in the Statement of Operations as “Less expenses waived by the Trustees” and these waivers are not subject to recoupment in subsequent fiscal periods.

4.	Federal Income Taxes:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as “Income tax expense” in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2010, the Fund had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Amount	Expires
$715,833	2011
175,416	2012
519,736	2013
612,669	2014
3,549,980	2016
1,338,848	2017
2,743,646	2018

$9,656,128

Capital loss carryforwards that expired in the current fiscal year were $3,648,463.

Under current tax law, capital losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $79,462 of deferred post-October capital losses in the fiscal year ended December 31, 2010, which will be treated as arising on the first business day of the fiscal year ended December 31, 2011.

Continued

STERLING CAPITAL FUNDS (See Note 1)

Equity Index Fund

Notes to the Financial Statements, Continued

December 31, 2010

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31, 2010, were as follows:

Distributions paid from:
Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
$324,656	$324,656	$324,656

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31, 2009, were as follows:

Distributions paid from:
Ordinary Income	Return of Capital	Total Taxable Distributions	Total Distributions Paid*
$300,386	$38,350	$338,736	$338,736

*	Total Distributions Paid may differ from the Statement of Changes in Net Assets due to differences in the tax rules governing the timing of recognition.

At December 31, 2010, the components of accumulated deficit on a tax basis were as follows:

Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Deficit
$(9,735,590)	$5,645,297	$(4,090,293)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses,

there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds will be contained within this section of the Funds’ fiscal year ending

December 31, 2011 financial statements.

5.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements, other than the name change of the Fund and Trust effective February 1, 2011 as disclosed in Note 1.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Sterling Capital Funds:

We have audited the accompanying statement of assets and liabilities of the Sterling Capital Equity Index Fund (formerly BB&T Equity Index Fund) (the “Fund”), one of the funds constituting Sterling Capital Funds (formerly BB&T Funds), as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the Fund’s investment at December 31, 2010, by correspondence with the master portfolio’s fund accounting agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Sterling Capital Equity Index Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 25, 2011

Other Information

December 31, 2010

Other	Federal Income Tax Information (Unaudited):

For shareholders that do not have a December 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Fund to report the maximum amount permitted under the Code and the regulations thereunder. For the fiscal year ended December 31, 2010, in order to meet certain requirements of the Code, we are advising you that distributions paid during the year from the Fund are reported as:

(a) Qualified Dividend Income %	(b) (for corporate shareholders) Dividends Received Deduction %	(c) (for foreign shareholders) Qualified Interest Income %
98.63%	100%	0.31%

(a)	The Fund reports the maximum amount allowable, but not less than the percentage shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Code.
(b)	The Fund reports the maximum amount allowable but not less than the percentage shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Code.
(c)	The Fund reports the maximum amount allowable but not less than the percentage shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Code. Capital gain dividends distributed during the fiscal year ended December 31, 2010 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

Other	Information (Unaudited):

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board” or “Trustees”), at a meeting held on August 24, 2010, formally considered the continuance of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BB&T Asset Management, Inc. (“BB&TAM” or the “Adviser”) with respect to the Equity Index Fund (the “Fund”) of the Trust.

The Trustees noted that they had formally considered the approval of a proposed investment advisory agreement between Sterling Capital Management LLC (“Sterling Capital”) and the Trust with respect to the Fund (the “Proposed Agreement”) at a special meeting held on June 23, 2010. The Proposed Agreement was presented to the Board of Trustees in connection with the anticipated reorganization (the “Reorganization”) of Sterling Capital and BB&TAM, pursuant to which BB&TAM was expected to merge with and into Sterling Capital. The Reorganization, which was expected to close on October 1, 2010, would result in the automatic termination of the Trust’s existing Advisory Agreement with BB&TAM by virtue of statutory assignment. The Trustees noted that the Board’s review of the Proposed Agreement in June 2010 had been focused on the changes that would occur as a consequence of the Reorganization. At the August 24, 2010 meeting, the Board considered all relevant factors bearing on the approval of the Proposed Agreement, including expense and performance data and profitability. In addition, the Trustees formally considered the continuation of the Trust’s existing Advisory Agreement so that effective advisory agreements would be in place should the Reorganization be delayed or terminated prior to closing.

The Trustees reviewed extensive material in connection with the August 24, 2010 annual contract review, including data from an independent provider of mutual fund data (as assembled by the Fund’s administrator), which included comparisons with peer groups for advisory fees, 12b-1 fees, and total fund expenses. The expense data reflected fee waivers in place, as well as contractual investment advisory fee levels. The Trustees also received information concerning the investment philosophy and investment processes applied in managing the Fund as well as the Adviser’s Form ADV. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a presentation by the Adviser, which included an analysis of performance and investment processes. The Board also received Fund-specific profitability information from BB&TAM. The Independent Trustees deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved, and no factor alone was considered determinative. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees determined that the Trust’s investment advisory arrangements, as provided in the Advisory Agreement, were fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided

The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for oversight of the Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Adviser to provide high quality service to the Fund, and the Trustees’ overall confidence in the Adviser’s integrity. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Fund. The Trustees evaluated the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser’s code of ethics (regulating the personal trading of its officers and employees). Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Adviser, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of the Fund in absolute terms and relative to the Fund’s benchmark and peer group. In the Trustees’ review of performance, long and short-term performance was considered. It was noted that, on a year-to-date basis, the Fund had achieved its investment goal of closely tracking the performance of the S&P 500® Index.

Cost of Services, Including the Profits Realized by the Adviser and Affiliates

The Trustees noted that the Adviser was not currently charging an advisory fee and will not do so for so long as Fund assets are invested entirely in an underlying portfolio. Notably, that underlying portfolio is sponsored and managed by an entity unaffiliated with the Adviser.

Continued

Board Consideration of Advisory Agreement (Unaudited), Continued

It was in the context described above that the Trustees considered issues related to the profitability of the Adviser. The Trustees reviewed profitability information provided by the Adviser with respect to its services as adviser and administrator. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented the Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability relating to Fund servicing because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability to the Adviser as a result of its relationship with the Fund was acceptable.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Fund’s assets. Given that no investment advisory fee is currently being charged by the Adviser, the Trustees determined that the growth of the Fund would not result in greater economies of scale on the advisory fee level. Because no investment advisory fee is currently being charged by the Adviser and the investment advisory fee charged by the underlying portfolio is sufficiently low (0.05% of the average daily net assets of the underlying portfolio), the Fund is effectively benefiting from economies of scale.

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Fund rests with its Board of Trustees (“Trustees”) who are elected by shareholders of the Fund. The Trustees elect the officers of the Fund to supervise actively its day-to-day operations. The names of the Trustees, birth date, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Fund are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Fifth Floor, Raleigh, North Carolina 27601.

Independent Trustees

Name and Age	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	27	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From December 2003 to present, CEO, Montecito Advisors, Inc.	27	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present, independent consultant; from July 1998 to June 2010, President of Peace College	27	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President	27	None

James L. Roberts** Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.	27	None

Interested Trustee

Alexander W. McAlister*** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	27	Director, Sterling Capital Management LLC

*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and BB&T Variable Insurance Funds (the “Funds”).
**	Mr. Roberts has been deemed to have been an “interested person” of Sterling Capital Funds for the period from December 31, 2008 through May 25, 2010, due to his ownership of shares of PNC Financial Services Group, Inc., the former parent company of the Distributor. This ownership was a result of the acquisition of National City Corporation by PNC Financial Services Group, Inc. on December 31, 2008.
***	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.

Continued

Information about Trustees and Officers (Unaudited), Continued

The following table shows information for officers of the Fund:

Officers

Name and Age	Position(s) Held With The Funds	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President, 11/08 — Present; Secretary, 11/08—08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital and its predecessors	N/A	N/A

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present	From June 2010 to present, Director, Sterling Capital and its predecessors; from August 2008 to June 2010, Vice President, Relationship Management, JP Morgan Chase & Co.; from February 2005 to August 2008, Vice President and Manager of Mutual Fund Administration, BB&T Asset Management, Inc.	N/A	N/A

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2005 to present, Director, Sterling Capital Management LLC and its predecessors	N/A	N/A

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer, Sterling Capital and its predecessors	N/A	N/A

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10

From January 2007 to present, Vice

President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

				N/A	N/A

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite, 04/07 — Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management	N/A	N/A

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

Special Meeting of Shareholders (Unaudited)

At a Special Meeting of Shareholders of the Sterling Capital Funds and BB&T Variable Insurance Funds, held on August 27, 2010, shareholders of the Fund voted to approve the following Proposal:

1.	To approve an Investment Advisory Agreement between each Sterling Capital Fund and Sterling Capital Management LLC

The voting results for the Proposal were as follows:

	For	Against	Abstain
Sterling Capital Equity Index Fund	2,400,644.293	16,312.714	50,378.844

Continued

Master Portfolio Information as of December 31, 2010	Master Investment Portfolio

S&P 500 Stock Master Portfolio

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	16
Energy	12
Consumer Discretionary	11
Industrials	11
Health Care	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp	3%
Apple, Inc.	3
Microsoft Corp.	2
General Electric Co.	2
Chevron Corp	2
International Business Machines Corp.	2
Procter & Gamble Co.	2
AT&T, Inc.	2
Johnson & Johnson	1
JPMorgan Chase & Co.	1

Schedule of Investments December 31, 2010	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 11.5%
Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (a)	45,279	$536,556
Johnson Controls, Inc.	125,803	4,805,675

		5,342,231

Automobiles — 0.6%
Ford Motor Co. (a)	698,864	11,733,927
Harley-Davidson, Inc.	43,899	1,521,978

		13,255,905

Distributors — 0.1%
Genuine Parts Co. (b)	29,380	1,508,369

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	23,651	933,978
DeVry, Inc.	11,735	563,045
H&R Block, Inc. (b)	57,513	684,980

		2,182,003

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	80,328	3,703,924
Darden Restaurants, Inc. (b)	25,749	1,195,783
International Game Technology (b)	55,566	982,962
Marriott International, Inc., Class A (b)	53,690	2,230,283
McDonald’s Corp.	197,058	15,126,172
Starbucks Corp. (b)	138,282	4,443,001
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,615	2,164,680
Wyndham Worldwide Corp. (b)	32,635	977,745
Wynn Resorts, Ltd.	14,144	1,468,713
Yum! Brands, Inc.	87,415	4,287,706

		36,580,969

Household Durables — 0.4%
D.R. Horton, Inc.	52,212	622,889
Fortune Brands, Inc. (b)	28,401	1,711,160
Harman International Industries, Inc. (a)(b)	12,962	600,141
Leggett & Platt, Inc. (b)	27,505	626,014
Lennar Corp., Class A (b)	29,711	557,081
Newell Rubbermaid, Inc.	54,147	984,392
Pulte Homes, Inc. (a)	62,773	472,053
Stanley Black & Decker, Inc.	30,882	2,065,079
Whirlpool Corp.	14,167	1,258,455

		8,897,264

Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)(b)	66,141	11,905,380
Expedia, Inc. (b)	37,725	946,520
NetFlix, Inc. (a)	8,095	1,422,292
priceline.com, Inc. (a)	9,160	3,659,878

		17,934,070

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	25,403	1,198,513
Mattel, Inc. (b)	66,958	1,702,742

		2,901,255

Media — 3.1%
CBS Corp., Class B	126,897	2,417,388
Cablevision Systems Corp. (b)	44,794	1,515,829
Comcast Corp., Class A (b)	520,407	11,433,342

Common Stocks	Shares	Value

Consumer Discretionary (continued)
Media (concluded)
DIRECTV, Class A (a)	155,505	$6,209,315
Discovery Communications, Inc. (a)(b)	53,058	2,212,519
Gannett Co., Inc.	44,468	671,022
Interpublic Group of Cos., Inc. (a)	91,117	967,662
The McGraw-Hill Cos., Inc.	57,302	2,086,366
Meredith Corp.	6,819	236,278
News Corp., Class A (b)	425,998	6,202,531
Omnicom Group, Inc. (b)	56,203	2,574,097
Scripps Networks Interactive, Inc., Class A (b)	16,739	866,243
Time Warner Cable, Inc. (b)	66,389	4,383,666
Time Warner, Inc. (b)	206,905	6,656,134
Viacom, Inc., Class B	112,758	4,466,344
The Walt Disney Co.	353,188	13,248,082
The Washington Post Co., Class B (b)	1,025	450,487

		66,597,305

Multiline Retail — 1.8%
Big Lots, Inc. (a)	14,060	428,268
Family Dollar Stores, Inc. (b)	23,481	1,167,241
J.C. Penney Co., Inc. (b)	44,074	1,424,031
Kohl’s Corp. (a)(b)	57,414	3,119,877
Macy’s, Inc.	79,187	2,003,431
Nordstrom, Inc.	31,459	1,333,232
Sears Holdings Corp. (a)(b)	8,255	608,806
Target Corp. (b)	132,071	7,941,429
Wal-Mart Stores, Inc.	365,407	19,706,399

		37,732,714

Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	16,455	948,302
AutoNation, Inc. (a)	11,735	330,927
AutoZone, Inc. (a)(b)	5,078	1,384,212
Bed Bath & Beyond, Inc. (a)	48,330	2,375,419
Best Buy Co., Inc.	61,590	2,111,921
CarMax, Inc. (a)	41,992	1,338,705
GameStop Corp., Class A (a)(b)	28,009	640,846
The Gap, Inc. (b)	82,010	1,815,701
The Home Depot, Inc.	305,670	10,716,790
Limited Brands, Inc.	49,365	1,516,986
Lowe’s Cos., Inc. (b)	257,396	6,455,492
O’Reilly Automotive, Inc. (a)	26,057	1,574,364
RadioShack Corp.	21,232	392,580
Ross Stores, Inc. (b)	22,480	1,421,860
The Sherwin-Williams Co. (b)	16,746	1,402,478
Staples, Inc. (b)	134,890	3,071,445
The TJX Cos., Inc. (b)	73,825	3,277,092
Tiffany & Co.	23,537	1,465,649
Urban Outfitters, Inc. (a)(b)	24,117	863,630

		43,104,399

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	55,232	3,054,882
NIKE, Inc., Class B (b)	71,306	6,090,959
Polo Ralph Lauren Corp.	12,057	1,337,362
VF Corp. (b)	16,193	1,395,513

		11,878,716

Total Consumer Discretionary		247,915,200

Continued

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Staples — 9.6%
Beverages — 2.5%
Brown-Forman Corp., Class B (b)	19,347	$1,346,938
The Coca-Cola Co. (b)	433,113	28,485,842
Coca-Cola Enterprises, Inc. (b)	63,220	1,582,397
Constellation Brands, Inc. (a)(b)	33,487	741,737
Dr Pepper Snapple Group, Inc. (b)	42,357	1,489,272
Molson Coors Brewing Co., Class B	29,460	1,478,597
PepsiCo, Inc.	295,602	19,311,679

		54,436,462

Food & Staples Retailing — 1.4%
CVS Caremark Corp.	253,491	8,813,882
Costco Wholesale Corp. (b)	80,639	5,822,943
The Kroger Co. (b)	118,950	2,659,722
SUPERVALU, Inc. (b)	39,541	380,780
Safeway, Inc.	69,535	1,563,842
Sysco Corp. (b)	109,130	3,208,422
Walgreen Co. (b)	172,672	6,727,301
Whole Foods Market, Inc. (a)(b)	27,441	1,388,240

		30,565,132

Food Products — 1.6%
Archer Daniels Midland Co.	119,182	3,584,995
Campbell Soup Co. (b)	35,722	1,241,339
ConAgra Foods, Inc.	81,962	1,850,702
Dean Foods Co. (a)(b)	34,245	302,726
General Mills, Inc.	119,428	4,250,443
H.J. Heinz Co. (b)	59,840	2,959,686
The Hershey Co.	28,791	1,357,496
Hormel Foods Corp. (b)	12,909	661,715
The J.M. Smucker Co.	22,277	1,462,485
Kellogg Co. (b)	47,389	2,420,630
Kraft Foods, Inc., Class A	325,829	10,266,872
McCormick & Co., Inc. (b)	24,837	1,155,666
Sara Lee Corp. (b)	119,236	2,087,822
Tyson Foods, Inc., Class A	55,915	962,856

		34,565,433

Household Products — 2.2%
Colgate-Palmolive Co.	90,030	7,235,711
The Clorox Co. (b)	26,061	1,649,140
Kimberly-Clark Corp. (b)	76,061	4,794,886
The Procter & Gamble Co.	522,100	33,586,693

		47,266,430

Personal Products — 0.3%
Avon Products, Inc.	79,962	2,323,695
The Estee Lauder Cos., Inc., Class A (b)	21,154	1,707,128
Mead Johnson Nutrition Co. (b)	38,131	2,373,655

		6,404,478

Tobacco — 1.6%
Altria Group, Inc.	389,448	9,588,210
Lorillard, Inc.	27,906	2,289,966
Philip Morris International, Inc.	338,418	19,807,605
Reynolds American, Inc. (b)	63,040	2,056,365

		33,742,146

Total Consumer Staples		206,980,081

Common Stocks	Shares	Value

Energy — 11.8%
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	80,544	$4,604,701
Cameron International Corp. (a)(b)	45,354	2,300,808
Diamond Offshore Drilling, Inc.	12,958	866,501
FMC Technologies, Inc. (a)(b)	22,337	1,985,983
Halliburton Co.	169,546	6,922,563
Helmerich & Payne, Inc. (b)	19,724	956,220
Nabors Industries Ltd. (a)	53,175	1,247,486
National Oilwell Varco, Inc. (b)	78,284	5,264,599
Rowan Cos., Inc. (a)(b)	23,565	822,654
Schlumberger Ltd.	254,482	21,249,247

		46,220,762

Oil, Gas & Consumable Fuels — 9.7%
Anadarko Petroleum Corp.	92,448	7,040,840
Apache Corp.	71,288	8,499,668
Cabot Oil & Gas Corp. (b)	19,410	734,668
Chesapeake Energy Corp. (b)	121,976	3,160,398
Chevron Corp. (b)	375,363	34,251,874
ConocoPhillips	274,037	18,661,920
CONSOL Energy, Inc. (b)	42,090	2,051,467
Denbury Resources, Inc. (a)(b)	74,427	1,420,811
Devon Energy Corp. (b)	80,558	6,324,609
EOG Resources, Inc. (b)	47,387	4,331,646
El Paso Corp. (b)	131,233	1,805,766
Exxon Mobil Corp.	940,528	68,771,407
Hess Corp.	55,970	4,283,944
Marathon Oil Corp. (b)	132,293	4,898,810
Massey Energy Co. (b)	18,964	1,017,419
Murphy Oil Corp.	35,897	2,676,121
Newfield Exploration Co. (a)(b)	24,981	1,801,380
Noble Energy, Inc. (b)	32,707	2,815,418
Occidental Petroleum Corp.	151,570	14,869,017
Peabody Energy Corp. (b)	50,343	3,220,945
Pioneer Natural Resources Co. (b)	21,623	1,877,309
QEP Resources, Inc.	32,647	1,185,413
Range Resources Corp. (b)	29,831	1,341,798
Southwestern Energy Co. (a)(b)	64,800	2,425,464
Spectra Energy Corp. (b)	120,799	3,018,767
Sunoco, Inc. (b)	22,475	905,967
Tesoro Corp. (a)	26,597	493,108
Valero Energy Corp.	105,557	2,440,478
The Williams Cos., Inc.	108,989	2,694,208

		209,020,640

Total Energy		255,241,402

Financials — 15.8%
Capital Markets — 2.5%
Ameriprise Financial, Inc.	46,250	2,661,687
The Bank of New York Mellon Corp.	231,393	6,988,069
The Charles Schwab Corp.	185,314	3,170,723
E*Trade Financial Corp. (a)	37,027	592,432
Federated Investors, Inc., Class B (b)	17,095	447,376
Franklin Resources, Inc.	27,157	3,020,130
The Goldman Sachs Group, Inc. (b)	95,357	16,035,233
Invesco Ltd.	86,183	2,073,563
Janus Capital Group, Inc.	34,576	448,451

Continued

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Financials (continued)
Capital Markets (concluded)
Legg Mason, Inc.	28,513	$1,034,166
Morgan Stanley	282,212	7,678,988
Northern Trust Corp.	45,129	2,500,598
State Street Corp.	93,555	4,335,339
T Rowe Price Group, Inc.	47,788	3,084,238

		54,070,993

Commercial Banks — 3.0%
BB&T Corp.	129,560	3,406,132
Comerica, Inc.	32,867	1,388,302
Fifth Third Bancorp (b)	148,442	2,179,129
First Horizon National Corp. (a)	43,862	516,700
Huntington Bancshares, Inc.	160,958	1,105,781
KeyCorp	164,091	1,452,205
M&T Bank Corp.	22,311	1,942,173
Marshall & Ilsley Corp.	98,346	680,554
PNC Financial Services Group, Inc. (b)(c)	98,114	5,957,482
Regions Financial Corp.	234,119	1,638,833
SunTrust Banks, Inc.	93,194	2,750,155
U.S. Bancorp (b)	357,828	9,650,621
Wells Fargo & Co.	979,013	30,339,613
Zions BanCorp.	33,227	805,090

		63,812,770

Consumer Finance — 0.7%
American Express Co.	195,359	8,384,808
Capital One Financial Corp.	85,149	3,623,942
Discover Financial Services (b)	101,414	1,879,202
SLM Corp. (a)	90,538	1,139,873

		15,027,825

Diversified Financial Services — 4.2%
Bank of America Corp.	1,881,122	25,094,167
CME Group, Inc. (b)	12,499	4,021,553
Citigroup, Inc. (a)	5,418,541	25,629,699
IntercontinentalExchange, Inc. (a)(b)	13,645	1,625,802
JPMorgan Chase & Co.	729,133	30,929,822
Leucadia National Corp. (b)	36,737	1,071,986
Moody’s Corp.	37,997	1,008,440
The NASDAQ OMX Group, Inc. (a)	26,201	621,226
NYSE Euronext	48,574	1,456,248

		91,458,943

Insurance — 3.8%
ACE Ltd.	63,337	3,942,728
Aon Corp.	61,552	2,832,008
Aflac, Inc.	87,950	4,963,018
The Allstate Corp. (b)	100,304	3,197,691
American International Group, Inc. (a)(b)	26,132	1,505,726
Assurant, Inc.	19,875	765,585
Berkshire Hathaway, Inc., Class B (a)	322,764	25,856,624
Chubb Corp. (b)	56,876	3,392,085
Cincinnati Financial Corp. (b)	30,323	960,936
Genworth Financial, Inc., Class A (a)	91,215	1,198,565

Common Stocks	Shares	Value

Financials (concluded)
Insurance (concluded)
Hartford Financial Services Group, Inc.	82,827	$2,194,087
Lincoln National Corp.	59,043	1,641,986
Loews Corp.	58,996	2,295,534
Marsh & McLennan Cos., Inc. (b)	101,496	2,774,901
MetLife, Inc. (b)	169,022	7,511,338
Principal Financial Group, Inc. (b)	59,709	1,944,125
The Progressive Corp.	123,756	2,459,032
Prudential Financial, Inc. (b)	90,540	5,315,603
Torchmark Corp.	14,889	889,469
The Travelers Cos., Inc. (b)	85,621	4,769,946
Unum Group	59,154	1,432,710
XL Group Plc	60,288	1,315,484

		83,159,181

Real Estate Investment Trusts (REITs) — 1.4%
Apartment Investment & Management Co.	21,815	563,700
AvalonBay Communities, Inc.	15,876	1,786,844
Boston Properties, Inc.	26,142	2,250,826
Equity Residential	53,070	2,756,986
HCP, Inc.	67,939	2,499,476
Health Care REIT, Inc.	27,087	1,290,425
Host Hotels & Resorts, Inc. (b)	124,254	2,220,419
Kimco Realty Corp.	75,650	1,364,726
Plum Creek Timber Co., Inc. (b)	30,152	1,129,192
ProLogis	106,190	1,533,384
Public Storage	26,105	2,647,569
Simon Property Group, Inc.	54,692	5,441,307
Ventas, Inc. (b)	29,282	1,536,719
Vornado Realty Trust	30,369	2,530,649

		29,552,222

Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc., Class A (a)	54,477	1,115,689

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	98,164	1,250,609
People’s United Financial, Inc. (b)	68,692	962,375

		2,212,984

Total Financials		340,410,607

Health Care — 10.7%
Biotechnology — 1.3%
Amgen, Inc. (a)	176,226	9,674,807
Biogen Idec, Inc. (a)	44,448	2,980,238
Celgene Corp. (a)(b)	87,796	5,192,256
Cephalon, Inc. (a)(b)	14,017	865,129
Genzyme Corp. (a)	48,318	3,440,242
Gilead Sciences, Inc. (a)(b)	151,429	5,487,787

		27,640,459

Health Care Equipment & Supplies — 1.6%
Baxter International, Inc.	108,690	5,501,888
Becton Dickinson & Co. (b)	42,892	3,625,232
Boston Scientific Corp. (a)	284,198	2,151,379
C.R. Bard, Inc. (b)	17,384	1,595,330
CareFusion Corp. (a)	41,433	1,064,828
DENTSPLY International, Inc. (b)	26,461	904,172
Hospira, Inc. (a)	31,189	1,736,916

Continued

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care (concluded)
Health Care Equipment & Supplies (concluded)
Intuitive Surgical, Inc. (a)	7,336	$1,890,854
Medtronic, Inc. (b)	201,311	7,466,625
St. Jude Medical, Inc. (a)(b)	63,963	2,734,418
Stryker Corp.	63,636	3,417,253
Varian Medical Systems, Inc. (a)(b)	22,194	1,537,600
Zimmer Holdings, Inc. (a)(b)	36,827	1,976,873

		35,603,368

Health Care Providers & Services — 1.9%
Aetna, Inc.	74,627	2,276,870
AmerisourceBergen Corp.	51,545	1,758,715
CIGNA Corp.	50,552	1,853,236
Cardinal Health, Inc. (b)	65,088	2,493,521
Coventry Health Care, Inc. (a)(b)	27,659	730,198
DaVita, Inc. (a)	18,130	1,259,854
Express Scripts, Inc. (a)	98,305	5,313,385
Humana, Inc. (a)	31,363	1,716,811
Laboratory Corp. of America Holdings (a)(b)	18,969	1,667,754
McKesson Corp. (b)	47,201	3,322,006
Medco Health Solutions, Inc. (a)	79,159	4,850,072
Patterson Cos., Inc. (b)	18,026	552,136
Quest Diagnostics, Inc. (b)	26,381	1,423,783
Tenet Healthcare Corp. (a)	90,436	605,017
UnitedHealth Group, Inc.	205,159	7,408,292
WellPoint, Inc. (a)	73,416	4,174,434

		41,406,084

Health Care Technology — 0.1%
Cerner Corp. (a)(b)	13,332	1,263,074

Life Sciences Tools & Services — 0.4%
Life Technologies Corp. (a)	34,842	1,933,731
PerkinElmer, Inc. (b)	21,978	567,472
Thermo Fisher Scientific, Inc. (a)	74,137	4,104,224
Waters Corp. (a)(b)	17,035	1,323,790

		7,929,217

Pharmaceuticals — 5.4%
Abbott Laboratories (b)	288,338	13,814,274
Allergan, Inc.	57,325	3,936,508
Bristol-Myers Squibb Co.	319,261	8,454,031
Eli Lilly & Co. (b)	189,169	6,628,482
Forest Laboratories, Inc. (a)	53,228	1,702,231
Johnson & Johnson	512,226	31,681,178
King Pharmaceuticals, Inc. (a)	46,533	653,789
Merck & Co., Inc. (b)	574,660	20,710,746
Mylan, Inc. (a)(b)	81,063	1,712,861
Pfizer, Inc.	1,494,000	26,159,940
Watson Pharmaceuticals, Inc. (a)(b)	23,472	1,212,329

		116,666,369

Total Health Care		230,508,571

Industrials — 10.9%
Aerospace & Defense — 2.6%
The Boeing Co.	136,838	8,930,048
General Dynamics Corp. (b)	70,457	4,999,629
Goodrich Corp.	23,354	2,056,787

Common Stocks	Shares	Value

Industrials (continued)
Aerospace & Defense (continued)
Honeywell International, Inc. (b)	145,531	$7,736,428
ITT Corp. (b)	34,188	1,781,536
L-3 Communications Holdings, Inc.	21,112	1,488,185
Lockheed Martin Corp.	55,080	3,850,643
Northrop Grumman Corp. (b)	54,462	3,528,048
Precision Castparts Corp. (b)	26,607	3,703,960
Raytheon Co. (b)	67,994	3,150,842
Rockwell Collins, Inc.	29,304	1,707,251
United Technologies Corp. (b)	172,233	13,558,182

		56,491,539

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc. (b)	30,919	2,479,395
Expeditors International of Washington, Inc.	39,552	2,159,539
FedEx Corp. (b)	58,745	5,463,872
United Parcel Service, Inc., Class B	184,455	13,387,744

		23,490,550

Airlines — 0.1%
Southwest Airlines Co. (b)	139,051	1,804,882

Building Products — 0.0%
Masco Corp. (b)	66,824	845,992

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	20,138	852,643
Cintas Corp.	23,578	659,241
Iron Mountain, Inc.	37,155	929,246
Pitney Bowes, Inc. (b)	37,930	917,147
R.R. Donnelley & Sons Co. (b)	38,453	671,774
Republic Services, Inc.	57,453	1,715,547
Stericycle, Inc. (a)(b)	15,901	1,286,709
Waste Management, Inc.	88,726	3,271,328

		10,303,635

Construction & Engineering — 0.2%
Fluor Corp. (b)	33,323	2,207,982
Jacobs Engineering Group, Inc. (a)(b)	23,437	1,074,587
Quanta Services, Inc. (a)	40,235	801,481

		4,084,050

Electrical Equipment — 0.6%
Emerson Electric Co.	140,435	8,028,669
First Solar, Inc. (a)(b)	10,048	1,307,647
Rockwell Automation, Inc. (b)	26,444	1,896,299
Roper Industries, Inc. (b)	17,686	1,351,741

		12,584,356

Industrial Conglomerates — 2.5%
3M Co. (b)	133,343	11,507,501
General Electric Co.	1,987,297	36,347,662
Textron, Inc. (b)	51,114	1,208,335
Tyco International Ltd.	91,291	3,783,099

		52,846,597

Continued

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials (continued)
Machinery — 2.3%
Caterpillar, Inc.	118,392	$11,088,595
Cummins, Inc.	36,896	4,058,929
Danaher Corp. (b)	100,036	4,718,698
Deere & Co.	79,015	6,562,196
Dover Corp.	34,796	2,033,826
Eaton Corp.	31,399	3,187,312
Flowserve Corp. (b)	10,428	1,243,226
Illinois Tool Works, Inc. (b)	92,501	4,939,553
Ingersoll-Rand Plc	60,451	2,846,638
PACCAR, Inc. (b)	67,954	3,901,919
Pall Corp. (b)	21,484	1,065,177
Parker Hannifin Corp.	30,045	2,592,883
Snap-on, Inc.	10,829	612,705

		48,851,657

Professional Services — 0.1%
Dun & Bradstreet Corp. (b)	9,335	766,310
Equifax, Inc. (b)	23,017	819,405
Monster Worldwide, Inc. (a)	24,194	571,704
Robert Half International, Inc. (b)	27,506	841,684

		2,999,103

Road & Rail — 0.8%
CSX Corp. (b)	69,793	4,509,326
Norfolk Southern Corp. (b)	67,776	4,257,688
Ryder System, Inc.	9,748	513,135
Union Pacific Corp.	91,982	8,523,052

		17,803,201

Trading Companies & Distributors — 0.1%
Fastenal Co. (b)	27,483	1,646,507
W.W. Grainger, Inc. (b)	10,821	1,494,488

		3,140,995

Total Industrials		235,246,557

Information Technology — 18.4%
Communications Equipment — 2.2%
Cisco Systems, Inc. (a)	1,033,825	20,914,280
F5 Networks, Inc. (a)	15,086	1,963,594
Harris Corp. (b)	23,836	1,079,771
JDS Uniphase Corp. (a)(b)	41,379	599,168
Juniper Networks, Inc. (a)(b)	97,608	3,603,687
Motorola, Inc. (a)(b)	438,290	3,975,290
QUALCOMM, Inc.	301,748	14,933,508
Tellabs, Inc. (b)	68,814	466,559

		47,535,857

Computers & Peripherals — 6.0%
Apple, Inc. (a)	171,097	55,189,048
Dell, Inc. (a)	313,231	4,244,280
EMC Corp. (a)(b)	384,334	8,801,249
Hewlett-Packard Co.	422,895	17,803,880
International Business Machines Corp.	231,723	34,007,668
Lexmark International, Inc., Class A (a)	14,637	509,660
NetApp, Inc. (a)	67,427	3,705,788
QLogic Corp. (a)(b)	19,702	335,328
SanDisk Corp. (a)	43,755	2,181,624
Teradata Corp. (a)(b)	31,186	1,283,616

Common Stocks	Shares	Value

Information Technology (concluded)
Computers & Peripherals — 6.0%
Western Digital Corp. (a)(b)	42,747	$1,449,123

		129,511,264

Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies, Inc. (a)(b)	64,567	2,675,011
Amphenol Corp., Class A (b)	32,583	1,719,731
Corning, Inc. (b)	291,649	5,634,659
FLIR Systems, Inc. (a)	29,473	876,822
Jabil Circuit, Inc. (b)	36,479	732,863
Molex, Inc. (b)	25,659	582,972

		12,222,058

Internet Software & Services — 1.9%
Akamai Technologies, Inc. (a)(b)	34,057	1,602,382
eBay, Inc. (a)(b)	213,991	5,955,369
Google, Inc., Class A (a)	46,524	27,633,860
VeriSign, Inc.	32,080	1,048,054
Yahoo!, Inc. (a)	243,127	4,043,202

		40,282,867

IT Services — 1.3%
Automatic Data Processing, Inc.	92,009	4,258,176
Cognizant Technology Solutions Corp.,
Class A (a)	56,616	4,149,387
Computer Sciences Corp.	28,779	1,427,438
Fidelity National Information Services, Inc.	49,513	1,356,161
Fiserv, Inc. (a)(b)	27,722	1,623,400
MasterCard, Inc., Class A (b)	18,052	4,045,634
Paychex, Inc. (b)	59,968	1,853,611
SAIC, Inc. (a)(b)	54,733	868,065
Total System Services, Inc. (b)	30,257	465,353
Visa, Inc., Class A (b)	90,891	6,396,909
The Western Union Co.	122,609	2,276,849

		28,720,983

Office Electronics — 0.1%
Xerox Corp.	258,802	2,981,399

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc. (a)	106,909	874,516
Altera Corp.	58,320	2,075,025
Analog Devices, Inc. (b)	55,837	2,103,380
Applied Materials, Inc. (b)	249,061	3,499,307
Broadcom Corp., Class A	84,960	3,700,008
Intel Corp.	1,040,433	21,880,306
KLA-Tencor Corp. (b)	31,161	1,204,061
LSI Corp. (a)	114,998	688,838
Linear Technology Corp. (b)	42,130	1,457,277
MEMC Electronic Materials, Inc. (a)	42,387	477,278
Microchip Technology, Inc. (b)	34,950	1,195,639
Micron Technology, Inc. (a)	159,373	1,278,171
NVIDIA Corp. (a)(b)	108,420	1,669,668
National Semiconductor Corp. (b)	44,650	614,384
Novellus Systems, Inc. (a)	16,794	542,782
Teradyne, Inc. (a)(b)	33,890	475,816
Texas Instruments, Inc.	219,002	7,117,565
Xilinx, Inc. (b)	48,248	1,398,227

		52,252,248

Continued

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Information Technology (concluded)
Software — 3.9%
Adobe Systems, Inc. (a)(b)	94,886	$2,920,591
Autodesk, Inc. (a)	42,368	1,618,458
BMC Software, Inc. (a)	33,186	1,564,388
CA, Inc.	71,571	1,749,195
Citrix Systems, Inc. (a)	35,035	2,396,744
Compuware Corp. (a)(b)	41,170	480,454
Electronic Arts, Inc. (a)(b)	62,206	1,018,934
Intuit, Inc. (a)(b)	52,142	2,570,601
McAfee, Inc. (a)(b)	28,767	1,332,200
Microsoft Corp.	1,404,268	39,207,162
Novell, Inc. (a)	65,475	387,612
Oracle Corp.	722,013	22,599,007
Red Hat, Inc. (a)	35,563	1,623,451
Salesforce.com, Inc. (a)	22,064	2,912,448
Symantec Corp. (a)	144,786	2,423,718

		84,804,963

Total Information Technology		398,311,639

Materials — 3.7%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	39,975	3,635,726
Airgas, Inc.	14,039	876,876
CF Industries Holdings, Inc.	13,250	1,790,738
The Dow Chemical Co. (b)	216,517	7,391,890
E.I. du Pont de Nemours & Co. (b)	170,287	8,493,916
Eastman Chemical Co.	13,466	1,132,221
Ecolab, Inc. (b)	43,287	2,182,531
FMC Corp. (b)	13,511	1,079,394
International Flavors & Fragrances, Inc.	14,886	827,513
Monsanto Co.	100,047	6,967,273
PPG Industries, Inc.	30,407	2,556,316
Praxair, Inc. (b)	57,164	5,457,447
Sigma-Aldrich Corp. (b)	22,616	1,505,321

		43,897,162

Construction Materials — 0.1%
Vulcan Materials Co. (b)	23,910	1,060,648

Containers & Packaging — 0.2%
Ball Corp. (b)	16,474	1,121,056
Bemis Co., Inc. (b)	20,033	654,278
Owens-Illinois, Inc. (a)	30,488	935,981
Sealed Air Corp. (b)	29,750	757,137

		3,468,452

Metals & Mining — 1.2%
AK Steel Holding Corp. (b)	20,224	331,067
Alcoa, Inc. (b)	190,366	2,929,733
Allegheny Technologies, Inc. (b)	18,375	1,013,933
Cliffs Natural Resources, Inc. (b)	25,248	1,969,596
Freeport-McMoRan Copper & Gold, Inc. (b)	87,835	10,548,105
Newmont Mining Corp.	91,978	5,650,209
Nucor Corp. (b)	58,825	2,577,711
Titanium Metals Corp. (a)	16,790	288,452
United States Steel Corp. (b)	26,762	1,563,436

		26,872,242

Common Stocks	Shares	Value

Materials (concluded)
Paper & Forest Products — 0.2%
International Paper Co. (b)	81,466	$2,219,134
MeadWestvaco Corp.	31,383	820,979
Weyerhaeuser Co.	99,843	1,890,028

		4,930,141

Total Materials		80,228,645

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	1,102,347	32,386,955
CenturyLink, Inc. (b)	56,578	2,612,206
Frontier Communications Corp.	185,992	1,809,702
Qwest Communications International, Inc.	325,552	2,477,451
Verizon Communications, Inc.	527,268	18,865,649
Windstream Corp. (b)	90,065	1,255,506

		59,407,469

Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A (a)	74,436	3,843,875
MetroPCS Communications, Inc. (a)(b)	48,811	616,483
Sprint Nextel Corp. (a)	556,352	2,353,369

		6,813,727

Total Telecommunication Services		66,221,196

Utilities — 3.3%
Electric Utilities — 1.7%
Allegheny Energy, Inc.	31,616	766,372
American Electric Power Co., Inc.	89,654	3,225,751
Duke Energy Corp. (b)	247,095	4,400,762
Edison International (b)	60,735	2,344,371
Entergy Corp.	33,745	2,390,158
Exelon Corp. (b)	123,465	5,141,083
FirstEnergy Corp. (b)	56,825	2,103,661
NextEra Energy, Inc. (b)	77,520	4,030,265
Northeast Utilities (b)	32,835	1,046,780
PPL Corp. (b)	89,986	2,368,432
Pepco Holdings, Inc. (b)	41,733	761,627
Pinnacle West Capital Corp.	20,251	839,404
Progress Energy, Inc. (b)	54,771	2,381,443
Southern Co. (b)	156,448	5,981,007

		37,781,116

Gas Utilities — 0.1%
EQT Corp. (b)	27,798	1,246,462
Nicor, Inc. (b)	8,508	424,719
Oneok, Inc. (b)	19,837	1,100,359

		2,771,540

Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	123,435	1,503,438
Constellation Energy Group, Inc. (b)	37,268	1,141,519
NRG Energy, Inc. (a)	46,108	900,950

		3,545,907

Continued

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Utilities (concluded)
Multi-Utilities — 1.3%
Ameren Corp. (b)	44,593	$1,257,077
CMS Energy Corp. (b)	45,658	849,239
Centerpoint Energy, Inc.	79,242	1,245,684
Consolidated Edison, Inc. (b)	54,206	2,686,992
DTE Energy Co.	31,465	1,425,994
Dominion Resources, Inc. (b)	108,276	4,625,551
Integrys Energy Group, Inc. (b)	14,396	698,350
NiSource, Inc. (b)	51,815	912,980
PG&E Corp. (b)	73,144	3,499,209
Public Service Enterprise Group, Inc.	94,319	3,000,287
SCANA Corp. (b)	21,254	862,912
Sempra Energy (b)	44,775	2,349,792
TECO Energy, Inc. (b)	39,999	711,982
Wisconsin Energy Corp. (b)	21,791	1,282,618
Xcel Energy, Inc. (b)	85,682	2,017,811

		27,426,478

Total Utilities		71,525,041

Total Long-Term Investments (Cost — $1,809,138,235) — 98.8%		2,132,588,939

Short-Term Securities
Money Market Funds — 18.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	350,818,795	350,818,795
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	53,051,433	53,051,433

		403,870,228

	Par (000)	Value
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.14%, 3/24/11 (f)(g)	2,750	2,749,296

Total Short-Term Securities (Cost — $406,619,382) — 18.8%		406,619,524

Total Investments (Cost — $2,215,757,617*) — 117.6%		2,539,208,463

Liabilities in Excess of Other Assets — (17.6)%		(380,491,682)

Net Assets — 100.0%		$2,158,716,781

Continued

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,296,585,494

Gross unrealized appreciation	$599,759,310
Gross unrealized depreciation	(357,136,341)

Net unrealized appreciation.	$242,622,969

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased		Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Loss	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	195,914,609	154,904,186	[1]	—	350,818,795	$350,818,795	$—	$742,999
BlackRock Cash Funds:
Prime, SL Agency Shares	26,419,811	26,631,622	[1]	—	53,051,433	$53,051,433	$—	$119,499
PNC Financial Services Group, Inc.	93,431	17,521		(12,838)	98,114	$5,957,482	$(2,003,957)	$39,131

[1]	Represents net activity

(d)	Represents the current yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.

•

In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
424	S&P 500 INDEX	Chicago	March 2011	$26,563,600	$674,494

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]:
Common Stocks	$2,132,588,939	—	—	$2,132,588,939
Short-Term Securities:
Money Market Funds	403,870,228	—	—	403,870,228
U.S. Government Obligations	—	$2,749,296	—	2,749,296

Total	$2,536,459,167	$2,749,296	—	$2,539,208,463

1	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Equity Contracts	$674,494	—	—	$674,494

Total	$674,494	—	—	$674,494

2	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Statement of Assets and Liabilities
December 31, 2010
Assets
Investments at value — unaffiliated [1,2]	$2,129,380,753
Investments at value — affiliated [3]	409,827,710
Dividends receivable	2,500,736
Securities lending income receivable — affiliated	49,032
Interest receivable	169

Total assets	2,541,758,400

Liabilities
Collateral on securities loaned at value	382,904,489
Margin variation payable	33,234
Investment advisory fees payable	82,903
Professional fees payable	20,640
Trustees’ fees payable	353

Total liabilities	383,041,619

Net assets	$2,158,716,781

Net Assets Consist of
Investors’ capital	$1,834,591,441
Net unrealized appreciation/depreciation.	324,125,340

Net assets	$2,158,716,781

[1] Investments at cost — unaffiliated	$1,806,384,731

[2] Securities loaned at value	$373,323,159

[3] Investments at cost — affiliated	$409,372,886

Statement of Operations
Year Ended December 31, 2010
Investment Income
Dividends — unaffiliated	$40,599,881
Securities lending — affiliated.	739,091
Income — affiliated	162,538
Interest	7,742

Total income	41,509,252

Expenses
Investment advisory	1,009,304
Professional	27,087
Independent Trustees	56,517

Total expenses	1,092,908
Less fees waived by advisor.	(83,604)

Total expenses after fees waived	1,009,304

Net investment income.	40,499,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(97,436,485)
Investments — affiliated	(2,003,957)
Financial futures contracts	1,667,784

(97,772,658)

Net change in unrealized appreciation/depreciation on:
Investments	343,480,848
Financial futures contracts	303,047

343,783,895

Total realized and unrealized gain	246,011,237

Net Increase in Net Assets Resulting from Operations	$286,511,185

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Statements of Changes in Net Assets
	Year Ended December 31,
	2010	2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$40,499,948	$40,788,743
Net realized loss	(97,772,658)	(63,153,127)
Net change in unrealized appreciation/depreciation	343,783,895	451,937,162

Net increase in net assets resulting from operations	286,511,185	429,572,778

Capital Transactions
Proceeds from contributions	253,464,019	451,069,480
Fair value of withdrawals	(430,320,410)	(522,559,993)

Net decrease in net assets derived from capital transactions	(176,856,391)	(71,490,513)

Net Assets
Total increase in net assets.	109,654,794	358,082,265
Beginning of year.	2,049,061,987	1,690,979,722

End of year	$2,158,716,781	$2,049,061,987

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Financial Highlights
	Year Ended December 31,
	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	15.06%	26.63%	(36.86)%	5.54%	15.75%

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived.	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.01%	2.35%	2.32%	1.98%	1.93%

Supplemental Data
Net assets, end of year (000)	$2,158,717	$2,049,062	$1,690,980	$2,920,748	$2,727,449

Portfolio turnover[1]	9%	5%	8%	7%	14%

[1]	Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Notes to Financial Statements

1.	Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to S&P 500 Stock Master Portfolio (the “Master Portfolio”), which is a series of MIP. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Investments in open-end registered investment companies are valued at net asset value each business day.

Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BlackRock Fund Advisors (“BFA”) seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BFA deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to

Continued

S&P 500 Stock Master Portfolio

Notes to Financial Statements (continued)

return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.	Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity Contracts	Net unrealized appreciation/depreciation*	$674,494

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

Continued

S&P 500 Stock Master Portfolio

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2010
	Net Realized Gain From Financial Futures Contracts	Net Change in Unrealized Appreciation on Financial Futures Contracts
Equity Contracts	$1,667,784	$303,047

For the year ended December 31, 2010, the average quarterly number of contracts and notional amount of outstanding financial futures contracts purchased was 845 and $47,219,575, respectively.

3.	Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but BAC and Barclays are not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BFA (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, through April 30, 2012, and are shown as fees waived by advisor in the Statement of Operations.

MIP entered into an administration services arrangement with Black-Rock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio. BTC has agreed to bear all costs of the Master Portfolio, excluding brokerage expenses, advisory fees, 12b-1 distribution or service fees, independent expenses, litigation expenses, taxes or other extraordinary expenses.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. BTC has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

Continued

S&P 500 Stock Master Portfolio

Notes to Financial Statements (concluded)

4.	Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2010, were $166,344,718 and $277,814,286, respectively.

5.	Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial investments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2011

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Registered Investment Companies (‘RICs’) Consisting of Investment Portfolios (‘Portfolios’) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Continued

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Registered Investment Companies (‘RICs’) Consisting of Investment Portfolios (‘Portfolios’) Overseen	Public Directorships

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2        In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows the Trustees as joining the Trust’s/MIP’s Board in 2009, each Independent Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 290 Portfolios	None

Continued

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock Advised Registered Investment Companies (‘RICs’) Consisting of Investment Portfolios (‘Portfolios’) Overseen	Public Directorships

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 290 Portfolios	None

3        Mr. Davis is an “interested person” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years

Trust/MIP Officers [4]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Landing Group since 2010, Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Continued

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro[5] 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and principal thereof from 2004 to 2008.

[4] Officers of the Trust/MIP serve at the pleasure of the Board. [5] Ira P. Shapiro served as Vice President and Chief Legal Officer of the Trust/MIP from 2007 to 2009.

Further information about the Trust/MIP Officers and Trustees is available in the Trust/MIP Statement of Additional Information, which can be obtained without charge by calling (877) 244-1544.

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Effective November 16, 2010, Ira Shapiro became Secretary of the Trust.

Continued

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Custodian

State Street Bank and Trust

Company

Boston, MA 02101

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust

Company

Boston, MA 02101

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

400 Howard Street

San Francisco, CA 94105

Additional Information

General Information

Availability of Quarterly Portfolio Schedule of Investments

The Fund/Master Portfolio file its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio votes proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

EQX-AR-1210

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,845 for 2010 and $18,540 for 2009.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2009.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,990 for 2010 and $3,990 for 2009. Fees for both 2010 and 2009 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2009.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $54,000 for 2010 and $93,000 for 2009.

(h)	The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds (formerly, BB&T Funds)

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date 2/25/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date 2/25/11

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, Treasurer
(principal financial officer)

Date 2/25/11